SECURITIES AND EXCHANGE COMMISSION

                        WASHINGTON, D.C.  20549

                               FORM 8-K

                             CURRENT REPORT


                 Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934



   Date of Report (Date of earliest event reported): February 13, 1998



                         LIBERTY PROPERTY TRUST
                 LIBERTY PROPERTY LIMITED PARTNERSHIP
                 ------------------------------------
  (Exact name of registrant as specified in their governing documents)


       MARYLAND                     1-13130             23-7768996
     PENNSYLVANIA                   1-13132             23-2766549
---------------------------      -------------     -------------------
State or other jurisdiction      (Commission       (I.R.S. Employer
 of incorporation)                File Number)     Identification No.)


65 VALLEY STREAM PARKWAY, SUITE 100
MALVERN, PENNSYLVANIA                                         19355
---------------------------------------                     ----------
(Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code:   (610) 648-1700

ITEM 5:  OTHER EVENTS
---------------------

Liberty Property Limited Partnership is a Pennsylvania limited partnership (the "Operating Partnership"). Liberty Property Trust, a Maryland real estate investment trust (the "Trust"), owns an approximate 90.11% interest in the Operating Partnership (as of September 30, 1997) (the Trust and the Operating Partnership are collectively referred to as the "Company"):

On November 25, 1997, the Company entered into a contract to acquire title to four industrial properties, comprising 314,365 leaseable square feet, located in Allentown and Reading, Pennsylvania, which the Company as of this date considers probable of closing, (the "First Industrial Properties"). The Company's total investment in these properties is anticipated to be approximately $16.9 million. The "total investment" for a property is defined as the property's purchase price plus closing costs and management's estimate, as determined at the time of acquisition, of the cost of necessary building improvements in the case of acquisitions, or land costs and land and building improvement costs in the case of development projects, and where appropriate, other development costs and carrying costs required to reach rent commencement(the "Total Investment").

Pursuant to Rule 3-14 of Regulation S-X, audited historical financial information concerning the First Industrial Properties, is provided in
Item 7 of this Current Report on Form 8-K. Additionally, certain pro forma information is provided in Item 7.

Factors considered by the Company in determining the price to be paid for the First Industrial Properties, included their historical and expected cash flow, the nature of tenants and terms of leases in place, occupancy rates, opportunities for alternative and new tenancies, current operating costs and real estate taxes on the properties and anticipated changes therein under Company ownership, physical condition and locations of the properties, the anticipated effect to the Company's financial results (particularly funds from operations), the ability to sustain and potentially increase its distributions to Company shareholders, and other factors. The Company took into consideration the capitalization rates at which it believed other comparable buildings were recently sold, but determined the price it was willing to pay primarily on factors discussed above relating to the properties themselves and their fit into the Company's operations. The Company, after investigation of the properties, is not aware of any material fact, other than those enumerated above, that would cause the financial information reported not to be necessarily indicative of future operating results.



-------------------------------
Statements contained in this report contain forward-looking statements with respect to estimates of Total Investment, pro forma financial information and their underlying assumptions. As such, these statements involve risks and uncertainties that could affect future results, and accordingly, such results may differ from those expressed herein. These risks and uncertainties include, but are not limited to, uncertainties affecting real estate businesses generally, risks relating to acquisition activities and risks relating to leasing and releasing activities and rates.

ITEM 7:  FINANCIAL STATEMENTS AND EXHIBITS
------------------------------------------
                                                                   PAGE
                                                                   ----
(a)  Financial Statements of Businesses Acquired

     (1)  Historical Summaries of Gross Income and
          Direct Operating Expenses for the First
          Industrial Properties

             Report of Independent Auditors........................   4

             Historical Summaries of Gross Income and
              Direct Operating Expenses for the First Industrial
              Properties for the nine months ended September
              30, 1997 (unaudited) and for the year ended
              December 31, 1996..................................     5

             Notes to the Historical Summaries of the Gross Income
              and Direct Operating Expenses for the First Industrial Properties for the nine months ended September 30,
              1997 (unaudited) and for the year December 31,
              1996...............................................     6

 (b)   Pro Forma Financial Information (unaudited)
       Liberty Property Trust......................................   8

             Pro Forma Condensed Consolidated Balance Sheet as of
              September 30, 1997.................................     9
             Pro Forma Consolidated Statement of Operations for
              the nine months ended September 30, 1997...........     10
             Notes to Pro Forma Condensed Consolidated Financial
              Statements as of and for the nine months ended
              September 30, 1997.................................     11
             Pro Forma Consolidated Statement of Operations for
              the year ended December 31, 1996...................     12
             Notes to Pro Forma Consolidated Statement of
              Operations for the year ended December 31, 1996....     13

      Liberty Property Limited Partnership.........................   14

             Pro Forma Condensed Consolidated Balance Sheet as of
              September 30, 1997.................................     15
             Pro Forma Consolidated Statement of Operations for
              the nine months ended September 30, 1997...........     16
             Notes to Pro Forma Condensed Consolidated Financial
              Statements as of and for the nine months ended
              September 30, 1997..................................    17
             Pro Forma Consolidated Statement of Operations for
              the year ended December 31, 1996...................     18
             Notes to Pro Forma Consolidated Statement of
              Operations for the year ended December 31, 1996....     19

Signatures.........................................................   20

(c)   Exhibits

         23    Consent of Ernst & Young LLP........................   21

                   REPORT OF INDEPENDENT AUDITORS


To the Management of Liberty Property Trust

We have audited the accompanying historical summary of gross income and direct operating expenses of the First Industrial Properties (the "Properties") for the year ended December 31, 1996. This statement is the responsibility of the Properties' management. Our responsibility is to express an opinion on this historical summary of gross income and direct operating expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the historical summary of gross income and direct operating expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the historical summary of gross income and direct operating expenses. An audit also includes assessing the basis of accounting used and significant estimates made by management, as well as evaluating the overall presentation of the historical summary of gross income and direct operating expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying historical summary of gross income and direct operating expenses of the Properties was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Current Report on Form 8-K of Liberty Property Trust as described in Note 1, and is not intended to be a complete presentation of the Properties' revenue and expenses.

In our opinion, the historical summary of gross income and direct operating expenses referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in
Note 1 of the Properties for the year ended December 31, 1996, in conformity with generally accepted accounting principles.



                                              /s/ ERNST & YOUNG LLP
                                              ERNST & YOUNG LLP
February 12, 1998
Philadelphia, Pennsylvania

                          FIRST INDUSTRIAL PROPERTIES

      HISTORICAL SUMMARIES OF GROSS INCOME AND DIRECT OPERATING EXPENSES
                FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997
            AND THE YEAR ENDED DECEMBER 31, 1996 (IN THOUSANDS)

                                               NINE
                                            MONTHS ENDED
                                           SEPTEMBER 30,     YEAR ENDED
                                                1997        DECEMBER 31,
                                            (UNAUDITED)         1996
                                           -------------    ------------

Gross income:

 Rental income                                $ 1,240         $ 1,596

 Operating expense reimbursement                  211             325
                                              -------         -------
                                                1,451           1,921
                                              -------         -------

Direct operating expenses:

  Real estate taxes                               158             205

  Rental property expenses
                                                   61             127
                                              -------         -------
                                                  219             332
                                              -------         -------
Gross income in excess of direct
  operating expenses                          $ 1,232         $ 1,589
                                              =======         =======

See accompanying notes.

                    FIRST INDUSTRIAL PROPERTIES

  NOTES TO HISTORICAL SUMMARIES OF GROSS INCOME AND DIRECT OPERATING
         EXPENSES FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997
                 AND THE YEAR ENDED DECEMBER 31, 1996

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------

ORGANIZATION

The First Industrial Properties (the "Properties") consist of four individual single and multi-tenant office and industrial buildings located in Allentown and Reading, Pennsylvania. The Properties are owned and managed by First Industrial Realty Trust, Inc. who provides operating services as well as accounting and recordkeeping services for the Properties. The Properties are expected to be acquired by Liberty Property Trust.

BASIS OF PRESENTATION

The accompanying historical summaries have been prepared pursuant to the rules and regulations of the Securities and Exchange Commission. The accounts of each of the facilities comprising the Properties are combined in the historical summaries of gross income and direct operating expenses. There are no interproperty accounts to be eliminated. The historical summary is not representative of the actual operations for the periods presented as certain expenses that may not be comparable to the expenses expected to be incurred in the proposed future operations of the Properties have been excluded. Expenses excluded consist of interest, depreciation, amortization, professional fees, management fees, and other costs not directly related to the future operations of the Properties.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

REVENUE RECOGNITION

Rental income is recognized on a straight-line basis over the term of the lease.

UNAUDITED INTERIM FINANCIAL STATEMENT

With respect to the unaudited interim financial statement, in the opinion of the management of the Properties, all adjustments and eliminations, consisting only of normal recurring adjustments, necessary to present fairly the historical summary of gross income and direct operating expenses of the Properties for the nine months ended September 30, 1997, have been included. The results of operations for such interim period are not necessarily indicative of the results for the full year.

2. PROPERTIES
-------------

The four properties are as follows:

PROPERTY NAME                                     LOCATION
--------------------------                        --------------------

6923 Schantz Spring Road                          Allentown, PA

794 Roble Road                                    Allentown, PA

7355 Williams Avenue                              Allentown, PA

2600 Beltline Avenue                              Reading, PA

3. LEASE ACTIVITY
-----------------

The Properties earn rental income under noncancelable operating leases. Generally, leases provide for minimum rent and require each tenant to pay its pro rata share of building operating expenses, except for 794 Roble Road for which the sole tenant pays its own operating expenses.

The following schedule of future minimum rental payments due under noncancelable operating leases as of December 31, 1997 does not include any amounts due upon exercise of renewal options under existing leases.

      Year ending December 31:
             1998                   $1,586,000
             1999                    1,638,000
             2000                    1,621,000
             2001                      977,000
             2002                      594,000
          Thereafter                   406,000
                                    ----------
                                    $6,822,000
                                    ==========

In 1997 and 1996, two tenants combined to contribute approximately 68% of total gross income. ABX Air, Inc. contributed 28% and 27% in 1997 and 1996, respectively, and Daytimers, Inc. contributed 40% and 41% in 1997 and 1996, respectively.

                     LIBERTY PROPERTY TRUST

           PRO FORMA FINANCIAL INFORMATION (UNAUDITED)


The unaudited, pro forma condensed consolidated balance sheet as of September 30, 1997 reflects the incremental effect of the First Industrial Properties described in Item 5 as if the acquisitions had occurred on September 30, 1997. The accompanying unaudited, pro forma consolidated statement of operations for the nine months ended September 30, 1997 and the year ended December 31, 1996 reflect the incremental effect of the First Industrial Properties, as if such acquisitions had occurred on January 1, 1996. These statements should be read in conjunction with respective consolidated financial statements and notes thereto included in the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 1997 and its Annual Report on Form 10-K for the year ended December 31, 1996. In the opinion of management, the unaudited, pro forma consolidated financial information provides for all adjustments necessary to reflect the effects of the First Industrial Properties.

These pro forma statements may not necessarily be indicative of the results that would have actually occurred if the acquisition of the First Industrial Properties had been in effect on the dates indicated, nor does it purport to represent the financial position, results of operations or cash flows for future periods.

                         LIBERTY PROPERTY TRUST

             PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                        AS OF SEPTEMBER 30, 1997
                        (UNAUDITED, IN THOUSANDS)

                                                                     LIBERTY
                                                 THE FIRST           PROPERTY
                                   HISTORICAL    INDUSTRIAL           TRUST
                                      <F1>       PROPERTIES        CONSOLIDATED
                                   ----------   -------------      ------------
ASSETS:
Investment in real estate, net     $1,625,549   $  16,914   <F2>   $1,642,463
Cash and cash equivalents              24,097           -              24,097
Deferred financing and
 leasing costs, net                    29,439           -              29,439
Other assets                           56,114           -              56,114
                                   ----------   -----------       -----------

   Total assets                    $1,735,199   $  16,914          $1,752,113
                                   ==========   ===========       ===========

LIABILITIES:
Mortgage loans                     $  391,055   $       -          $  391,055
Unsecured notes                       200,000           -             200,000
Subordinated debentures               114,820           -             114,820
Line of credit                        146,000      16,914   <F3>      162,914
Other liabilities                      86,633           -              86,633
                                   ----------   -----------       -----------

   Total liabilities                  938,508      16,914             955,422
                                   ----------   -----------       -----------

MINORITY INTEREST                      66,430           -              66,430

SHAREHOLDERS' EQUITY:
Series A preferred shares             125,000           -             125,000
Common shares                              43           -                  43
Additional paid-in capital            606,309           -             606,309
Unearned compensation                  (1,091)          -              (1,091)
Retained earnings                           -           -                   -
                                   ----------   -----------       -----------

     Total shareholders' equity       730,261           -             730,261
                                   ----------   -----------       -----------

     Total liabilities and
      shareholders' equity         $1,735,199   $  16,914          $1,752,113
                                   ==========   ===========       ===========

The accompanying notes are an integral part of this unaudited, pro forma condensed consolidated financial statement.

                          LIBERTY PROPERTY TRUST

               PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997
           (UNAUDITED AND IN THOUSANDS, EXCEPT PER SHARE AMOUNT)

                                         THE FIRST                          LIBERTY
                                         INDUSTRIAL        PRO              PROPERTY
                           HISTORICAL    PROPERTIES       FORMA              TRUST
                              <F1>         <F4>        ADJUSTMENTS        CONSOLIDATED
                           ----------   -------------  ------------       ------------
REVENUE
Rental                     $  119,223   $  1,240                           $120,463
Operating expense reim-
 bursement                     38,121        211                             38,332
Management fees                   516          -                                516
Interest and other              2,244          -                              2,244
                           ----------   ---------                        -----------
Total revenue                 160,104      1,451                            161,555
                           ----------   ---------                        -----------

OPERATING EXPENSES
Rental property expenses       29,849        158                             30,007
Real estate taxes              12,297         61                             12,358
General and administrative      7,602          -                              7,602
Depreciation and amorti-
 zation                        28,787          -        $  317  <F5>         29,104
                           ----------   ---------      ---------         -----------

Total operating expenses       78,535        219           317               79,071
                           ----------   ---------      ---------         -----------

Operating income               81,569      1,232          (317)              82,484

Premium on debenture
  conversion                       98          -             -                   98

Write off of deferred
  financing costs               2,919          -             -                2,919

Interest expense               37,252          -           861  <F6>         38,113
                           ----------   ---------      ---------         -----------
Income (loss) before
 minority interest             41,300      1,232        (1,178)              41,354

Minority interest               3,815        117          (114) <F7>          3,818
                           ----------   ---------      ---------         -----------

Net income (loss)              37,485      1,115        (1,064)              37,536  <F8>

Preferred dividend              1,497          -             -                1,497
                           ----------   ---------      ---------         -----------
Income available to
  common shareholders      $   35,988   $  1,115       $(1,064)          $   36,039
                           ==========   =========      ==========        ===========
Net income per common
 share - primary                                                         $      .93
                                                                         ===========
Weighted average number
 of common shares out-
 standing                                                                    38,551
                                                                         ===========

The accompanying notes are an integral part of this unaudited, proforma consolidated financial statement.

                            LIBERTY PROPERTY TRUST

         NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
              AS OF AND FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997
                        (UNAUDITED, DOLLARS IN THOUSANDS)


<F1>  Reflects historical financial information of the Company as of
September 30, 1997 and for the nine months ended September 30, 1997.

<F2>  Reflects the Total Investment in the First Industrial Properties.

<F3>  Reflects the use of $16,914 from the line of credit to finance the
Total Investment in the First Industrial Properties.

<F4>  Reflects incremental addition of revenues and certain expenses of the First Industrial Properties in order to reflect a full nine months of operations for these acquisitions.

<F5> Reflects incremental depreciation of the First Industrial
Properties based on asset lives of 40 years.

<F6>  Reflects an incremental increase in interest expense from the assumed borrowings of $16,914 on the line of credit to fund the purchase of the First Industrial Properties.

<F7>  Reflects the allocation of the pro forma adjustment to minority interest based upon pro forma minority interest in the Operating
Partnership of approximately 9.58%.

<F8>  The Company's pro forma taxable income for the nine month period ended September 30, 1997 is approximately $35,079 which has been calculated as pro forma income from operations of approximately $37,536 plus GAAP depreciation and amortization of $29,104 less tax basis depreciation and amortization and other tax differences of approximately $31,561.

                       LIBERTY PROPERTY TRUST
                  PRO FORMA STATEMENT OF OPERATIONS
                FOR THE YEAR ENDED DECEMBER 31, 1996
        (UNAUDITED AND IN THOUSANDS, EXCEPT PER SHARE AMOUNT)

                                         THE FIRST                         LIBERTY
                                         INDUSTRIAL        PRO             PROPERTY
                           HISTORICAL    PROPERTIES       FORMA              TRUST
                              <F1>          <F2>        ADJUSTMENTS       CONSOLIDATED
                           ----------   -------------   -----------       ------------
REVENUE
Rental                     $  112,841     $ 1,596                          $ 114,437
Operating expense reim-
 bursement                     35,886         325                             36,211
Management fees                 1,340           -                              1,340
Interest and other              4,198           -                              4,198
                           ----------     --------                         ---------
Total revenue                 154,265       1,921                            156,186
                           ----------     --------                         ---------

OPERATING EXPENSES
Rental property expenses       29,624         205                             29,829
Real estate taxes              11,229         127                             11,356
General and administrative      8,023           -                              8,023
Depreciation and amorti-
 zation                        28,203           -       $   423  <F3>         28,626
                           ----------     --------      --------           ---------

Total operating expenses       77,079         332           423               77,834
                           ----------     --------      ---------          ---------

Operating income               77,186       1,589          (423)              78,352

Premium on debenture con-
 version                        1,027           -             -                1,027
Interest expense               38,528           -         1,148  <F4>         39,676
                           ----------     --------      --------           ---------

Income (loss) before
 minority interest             37,631       1,589        (1,571)              37,649

Minority interest               3,891         164          (162) <F5>          3,893
                            ----------    --------      --------          ----------

Net income (loss)          $   33,740     $ 1,425       $(1,409)           $  33,756 <F6>
                           ==========     ========      ========          ==========

Net income per common
 share - primary                                                           $    1.14
                                                                          ==========

Weighted average number
 of common shares out-
 standing                                                                     29,678
                                                                          ==========

The accompanying notes are an integral part of this unaudited, proforma consolidated financial statement.

                          LIBERTY PROPERTY TRUST

             NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                    FOR THE YEAR ENDED DECEMBER 31, 1996
                      (UNAUDITED, DOLLARS IN THOUSANDS)


<F1>  Reflects historical operations of the Company for the year ended
December 31, 1996.

<F2>  Reflects the incremental addition of revenues and certain expenses of the First Industrial Properties in order to reflect a full twelve months of operations for these acquisitions.

<F3>  Reflects incremental depreciation of the First Industrial
Properties based on asset lives of 40 years.

<F4>  Reflects an incremental increase in interest expense from the assumed borrowings of $16,914 on the line of credit to fund the purchase of the First Industrial Properties.

<F5>  Reflects the allocation of the pro forma adjustment to minority interest based upon pro forma minority interest in the Operating
Partnership of approximately 10.34%.

<F6>  The Company's pro forma taxable income for the year ended December
31, 1996 is approximately $32,425 which has been calculated as pro forma income from operations of approximately $33,756 plus GAAP depreciation and amortization of $28,626 less tax basis depreciation and amortization and other tax differences of approximately $29,957.

                 LIBERTY PROPERTY LIMITED PARTNERSHIP

              PRO FORMA FINANCIAL INFORMATION (UNAUDITED)


The unaudited, pro forma condensed consolidated balance sheet as of September 30, 1997 reflects the incremental effect of the First Industrial Properties described in Item 5 as if the acquisitions had occurred on September 30, 1997. The accompanying unaudited, pro forma consolidated statement of operations for the nine months ended September 30, 1997 and the year ended December 31, 1996 reflects the incremental effect of the First Industrial Properties, as if such acquisitions had occurred on January 1, 1996. These statements should be read in conjunction with respective consolidated financial statements and notes thereto included in the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 1997 and its Annual Report on Form 10-K for the year ended December 31, 1996. In the opinion of management, the unaudited, pro forma consolidated financial information provides for all adjustments necessary to reflect the effects of the First Industrial Properties.

These pro forma statements may not necessarily be indicative of the results that would have actually occurred if the acquisition of the First Industrial Properties had been in effect on the dates indicated, nor does it purport to represent the financial position, results of operations or cash flows for future periods.

               LIBERTY PROPERTY LIMITED PARTNERSHIP

             PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                        AS OF SEPTEMBER 30, 1997
                        (UNAUDITED, IN THOUSANDS)

                                                                    LIBERTY
                                                                    PROPERTY
                                                  THE FIRST          LIMITED
                                   HISTORICAL     INDUSTRIAL      PARTNERSHIP
                                      <F1>        PROPERTIES      CONSOLIDATED
                                   ----------   -------------     ------------
ASSETS:
Investment in real estate, net     $1,625,549   $  16,914   <F2>   $1,642,463
Cash and cash equivalents              24,097           -              24,097
Deferred financing and
 leasing costs, net                    29,439           -              29,439
Other assets                           56,114           -              56,114
                                   ----------   -----------       -----------

   Total assets                    $1,735,199   $  16,914          $1,752,113
                                   ==========   ===========       ===========

LIABILITIES:
Mortgage loans                     $  391,055   $       -          $  391,055
Unsecured notes                       200,000           -             200,000
Subordinated debentures               114,820           -             114,820
Line of credit                        146,000      16,914   <F3>      162,914
Other liabilities                      86,633           -              86,633
                                   ----------   -----------       -----------

   Total liabilities                  938,508      16,914             955,422
                                   ----------   -----------       -----------

OWNERS' EQUITY:
General partner's equity              730,261           -             730,261
Limited partners' equity               66,430           -              66,430

                                   ----------   -----------       -----------

     Total owners' equity             796,691           -             796,691
                                   ----------   -----------       -----------

     Total liabilities and
      owners' equity               $1,735,199   $  16,914          $1,752,113
                                   ==========   ===========       ===========

                          LIBERTY PROPERTY LIMITED PARTNERSHIP

                     PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997
                              (UNAUDITED AND IN THOUSANDS)

                                                                           LIBERTY
                                        THE FIRST                         PROPERTY
                                        INDUSTRIAL        PRO              LIMITED
                           HISTORICAL   PROPERTIES       FORMA           PARTNERSHIP
                              <F1>         <F4>       ADJUSTMENTS        CONSOLIDATED
                           ----------  ------------   ------------       ------------
REVENUE
Rental                     $  119,223   $  1,240                          $  120,463
Operating expense reim-
 bursement                     38,121        211                              38,332
Management fees                   516          -                                 516
Interest and other              2,244          -                               2,244
                           ----------   ---------                        ------------
Total revenue                 160,104      1,451                             161,555
                           ----------   ---------                        ------------

OPERATING EXPENSES
Rental property expenses       29,849        158                              30,007
Real estate taxes              12,297         61                              12,358
General and administrative      7,602          -                               7,602
Depreciation and amorti-
 zation                        28,787          -        $   317   <F5>        29,104
                           ----------   ---------     ----------         ------------

Total operating expenses       78,535        219            317               79,071
                           ----------   ---------     ----------         ------------

Operating income               81,569      1,232           (317)              82,484

Premium on debenture
  conversion                       98          -              -                   98

Write off of deferred
  financing costs               2,919          -              -                2,919

Interest expense               37,252          -            861   <F6>        38,113
                           ----------   ---------     ----------         ------------

Net income (loss)          $   41,300   $  1,232      $  (1,178)         $    41,354
                           ==========   =========     ==========         ============

Net income (loss)
 allocated to general
 partner                   $   37,485   $  1,115      $  (1,064)         $    37,536

Net income (loss)
 allocated to limited
 partners                       3,815        117           (114)  <F7>         3,818
                           ==========   =========     ==========         ============

The accompanying notes are an integral part of this unaudited, proforma consolidated financial statement.

                    LIBERTY PROPERTY LIMITED PARTNERSHIP

          NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
              AS OF AND FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997
                     (UNAUDITED, DOLLARS IN THOUSANDS)


<F1>  Reflects historical financial information of the Company as of
September 30, 1997 and for the nine months ended September 30, 1997.

<F2>  Reflects the Total Investment in the First Industrial Properties.

<F3>  Reflects the use of $16,914 from the line of credit to finance the
Total Investment in the First Industrial Properties.

<F4>  Reflects the incremental addition of revenues and certain expenses of the First Industrial Properties in order to reflect a full nine months of operations for these acquisitions.

<F5>  Reflects incremental depreciation of the First Industrial
Properties based on asset lives of 40 years.

<F6>  Reflects an incremental increase in interest expense from the assumed borrowings of $16,914 on the line of credit to fund the purchase of the First Industrial Properties.

<F7>  Reflects the allocation of the pro forma adjustment to the net income allocated to the limited partners based upon pro forma ownership in the Operating Partnership of approximately 9.58%.

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

                        LIBERTY PROPERTY LIMITED PARTNERSHIP

                    PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                         FOR THE YEAR ENDED DECEMBER 31, 1996
                              (UNAUDITED AND IN THOUSANDS)

                                                                             LIBERTY
                                         THE FIRST                           PROPERTY
                                         INDUSTRIAL          PRO             LIMITED
                           HISTORICAL    PROPERTIES         FORMA          PARTNERSHIP
                              <F1>          <F2>         ADJUSTMENTS       CONSOLIDATED
                           ----------   ------------     ------------      ------------
REVENUE
Rental                     $  112,841   $   1,596                           $ 114,437
Operating expense reim-
 bursement                     35,886         325                              36,211
Management fees                 1,340           -                               1,340
Interest and other              4,198           -                               4,198
                           ----------   ----------                          ---------
Total revenue                 154,265       1,921                             156,186
                           ----------   ----------                          ---------

OPERATING EXPENSES
Rental property expenses       29,624         205                              29,829
Real estate taxes              11,229         127                              11,356
General and administrative      8,023           -                               8,023
Depreciation and amorti-
 zation                        28,203           -          $   423  <F3>       28,626
                           ----------   ----------       ----------         ---------

Total operating expenses       77,079         332              423             77,834
                           ----------   ----------       ----------         ---------

Operating income               77,186       1,589             (423)            78,352

Premium on debenture con-
 version                        1,027           -                -              1,027
Interest expense               38,528           -            1,148  <F4>       39,676
                           ----------   ----------       ----------         ---------

Net income (loss)          $   37,631   $   1,589         $ (1,571)         $  37,649
                           ==========   ==========       ==========         =========

Net income (loss)
 allocated to general
 partner                   $   33,740   $   1,425         $ (1,409)         $  33,756

Net income (loss)
 allocated to limited
 partners                       3,891         164             (162) <F5>        3,893
                           ==========   ==========       ==========         =========

The accompanying notes are an integral part of this unaudited, proforma consolidated financial statement.

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

                     LIBERTY PROPERTY LIMITED PARTNERSHIP

             NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                     FOR THE YEAR ENDED DECEMBER 31, 1996
                      (UNAUDITED, DOLLARS IN THOUSANDS)


<F1>  Reflects historical financial information of the Company for the year ended December 31, 1996.

<F2>  Reflects the incremental addition of revenue and certain expenses of the First Industrial Properties in order to reflect a full twelve months of operations for these acquisitions.

<F3>  Reflects incremental depreciation of the First Industrial
Properties based on asset lives of 40 years.

<F4>  Reflects an incremental increase in interest expense from the assumed borrowings of $16,914 on the line of credit to fund the purchase of the First Industrial Properties.

<F5>  Reflects the allocation of the pro forma adjustment to the net income allocated to the limited partners based upon pro forma ownership in the Operating Partnership of approximately 10.34%.

                              SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                LIBERTY PROPERTY TRUST



Dated:  February 13, 1998        BY: /s/ WILLARD G. ROUSE, III
                                ----------------------------------------
                                NAME:   Willard G. Rouse, III
                                TITLE:  Chief Executive Officer


                                LIBERTY PROPERTY LIMITED PARTNERSHIP
                                BY:  LIBERTY PROPERTY TRUST,
                                     SOLE GENERAL PARTNER


Dated:  February 13, 1998        BY: /s/ WILLARD G. ROUSE, III
                                ----------------------------------------
                                NAME:   Willard G. Rouse, III
                                TITLE:  Chief Executive Officer

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


                                                             EXHIBIT 23



                        CONSENT OF INDEPENDENT AUDITORS



We consent to the incorporation by reference in the Registration Statement (Form S-3 No. 333-43267), the Registration Statement (Form S-3 No. 33-94782), the Registration Statement (Form S-3 No. 333-14139), the Registration Statement (Form S-3 No. 333-22211), the Registration Statement (Form S-8 No. 33-94036) and the Registration Statement (Form S-8 No. 333-44149) of Liberty Property Trust and Liberty Property Limited Partnership and in the related Prospectus of our report dated February 12, 1998, with respect to the Historical Summary of Gross Income and Direct Operating Expenses of the First Industrial Properties included in this Current Report (Form 8-K) for the year ended December 31, 1996.



February 12, 1998                                /s/ ERNST & YOUNG LLP
Philadelphia, Pennsylvania                       ERNST & YOUNG LLP



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